PACIFIC CONTINENTAL
CORPORATION

NORTHWEST
BUSINESS BANK

Acquisition of
Investor Presentation
August 18, 2005
A strategic acquisition enabling
PCBK’s entry into and expansion
within Washington State

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

Forward-Looking Statements
          Information and data contained in this presentation that are not historical facts constitute forward-looking statements, which involve significant risks and uncertainties. Pacific Continental and NWB Financial intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking the safe harbor provisions. These forward-looking statements include, but are not limited to, statements relating to: (1) the benefits of the proposed merger of Pacific Continental and NWB Financial, including projected future financial and operating results, estimated cost savings and accretion to Pacific Continental’s projected earnings per share that may be realized from the merger and (2) Pacific Continental’s and NWB Financial’ plans, objectives, and expectations. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” or similar expressions. The ability of Pacific Continental to predict results or the actual effect of future plans and strategies is uncertain and actual results may differ from those predicted. Pacific Continental undertakes no obligation to update these forward-looking statements in the future.
           Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to, difficulties or delays in completing the acquisition of NWB Financial, difficulties in the integration or delays in the data processing conversion which may affect Pacific Continental’s ability to achieve anticipated cost savings related to the operation of the acquired banking offices of NWB Financial, higher than expected costs related to the NWB Financial transaction, unanticipated changes in interest rates, deteriorating economic conditions which could result in increased delinquencies in Pacific Continental's or NWB Financial’ loan portfolio, changes in any purchase accounting adjustments and/or amortization periods, legislative or regulatory developments, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of Pacific Continental's or NWB Financial’s loan or investment portfolios, demand for loan products, secondary mortgage market conditions, deposit flows, competition, demand for financial services and residential real estate in Pacific Continental's and NWB Financial’ market area, unanticipated slowdowns in real estate lot sales or problems in closing pending real estate contracts, delays in real estate development projects, and changes in accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

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Presentation Outline
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Strategic Rationale
Transaction Terms & Pricing
Financial Impact
Integration
Summary

The Strategic Rationale

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

Franchise
Enhancing
Transaction
Complementary
Business
Combination
Attractive
Financial
Implications
Low
Execution
Risk
PCBK’s Strategic Rationale – Summary
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Enabling transaction for PCBK’s entry into and expansion within Washington.
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Combined company will operate in three of the Northwest’s largest commercial markets.
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Future expansion opportunities into Vancouver, Washington.
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At closing the combination will have12 offices and $750 million in assets.
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Similar business model serving community based businesses and professionals
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Desire to operate in large commercial markets
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Complementary expertise and enhanced lending capabilities
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Respective products and services fit well with client requirements
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Accretive to both PCBK’s GAAP and cash earnings in 2006 (first year combined)
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Strong financial position, PCBK will continue as a well capitalized bank
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Effective and strategic use of PCBK’s capital
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Commonality of cultures and business philosophies
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Familiarity of management teams
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Experienced due diligence and integration leadership

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

Franchise
Enhancing
Transaction
Attractive
Employee
Implications
Low
Execution
Risk
Enhancing
Shareholder
Value
NWBF’s Strategic Rationale -Summary
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Additional resources and product mix to further ramp and compete for the growth opportunities seen in Seattle-Bellevue.
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Larger lending limits of combined organization benefits existing customers and future prospects.
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Expanded product services designed for business clients
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Attractive premium to book value
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Immediate cash payout and cash dividend opportunity on shares held
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Improved share liquidity from PCBK’s listing on Nasdaq’s National Market
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Opportunity to work in a unique and third-party recognized company culture
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Expanded employee training and management career opportunities
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Total Seattle-Bellevue employment expected to increase in 2006
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Majority of NWBF employees expected to remain
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Commonality of cultures and business philosophies
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Familiarity of management teams
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Shared goals and business model to drive success

Seattle
Bellevue
Spokane
WASHINGTON
Vancouver
Portland
Salem
Eugene/Springfield
OREGON
Crater Lake National Park
IDAHO

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

Expanding the Northwest Franchise

Transaction Terms & Pricing

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Consideration:         Fixed Stock: 1,411,430 shares
                                  Fixed Cash: $14,528,318
                                  Approximately 60% stock, 40% cash
                                  NWBF shareholders to elect their preference
                                  for stock/cash.
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NWBF Options:         Existing NWBF options rolled into PCBK option plan
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Board of Directors:  Existing NWBF Chairman, Michael Heijer, invited to join PCBK and bank Board
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Walk-Away:             Double-trigger walk-away provision. PCBK
                                stock 15% down and 15% below index group.
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Closing:                   Anticipated Q4 2005
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Conditions of Closing:  Regulatory approvals and NWBF shareholder approval
Transaction Summary

Financial Profiles

June 30, 2005 in millions
                    PCBK            NWBF
Assets       $553.8        $143.4
Loans        $488.6        $124.3
Deposits   $450.9        $112.5
Debt            $0               $0
Equity       $ 53.1        $ 17.7
Summary Financial Profiles

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

    PCBK                     NWBF
Real Estate Secured      Commercial & Industrial    Consumer
June 30, 2005 in millions
$10
$3
$33
$88
$118
$361
Loan Portfolio & Mix

PACIFIC CONTINENTAL CORPORATION
NORTHWEST BUSINESS BANK

    PCBK                     NWBF
           Core Deposits            Other Deposits and Borrowings
June 30, 2005 in millions
$83
$416
$52
$74
Funding Sources

Due Diligence and Integration Plan

Integration
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Experienced due diligence and integration team leader
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Roger Busse PCBK EVP/COO experience in eight due diligence, mergers and acquisitions at US Bank ($150 Million to $10 Billion)
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Key due diligence and integration role in 4 of 8, including Credit Integration Leader for US Bank/Firstar merger (systems to practices)
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Mick Reynolds PCBK EVP/CFO also has similar experience
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PCB Integration Team Established
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Initial integration plans completed
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Credit : Strong practices, synergies, similar underwriting
priorities
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Product and Services, Market:  Excellent synergies and
leveraging capabilities both backroom and products
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Technology Integration, straightforward no obstacles
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HR, Compliance, Legal, Operations, etc. similar clarity
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Target completion Q2 2006

Summary

Summary
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Strategic fit creates a unique community bank
footprint with offices in three of the Northwest’s
largest commercial markets
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Attractive financial transaction with value enhancing
opportunities for shareholders of both companies
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Similar business models reduces execution risk
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Strong future growth opportunities that can drive
future shareholder value

PACIFIC CONTINENTAL CORPORATION
The Right Bank™
www.TheRightBank.com
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NASDAQ
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